MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014, DECEMBER 18, 2014, FEBRUARY 23, 2015, FEBRUARY 25, 2015 AND MAY 22, 2015

The date of this Supplement is July 2, 2015.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1.      Mercer Investment Management, Inc. has terminated Lingohr & Partners North America, Inc. (“Linghor”) as subadviser to the Mercer Non-U.S. Core Equity Fund, effective immediately. All information relating to Lingohr is deleted from the Class S Shares Prospectus and the Class Y Shares Prospectus.

2.      The following information relating to the Mercer Non-U.S. Core Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” beginning on page 26 of the Class S Shares Prospectus and page 26 of the Class Y Shares Prospectus:

LSV Asset Management (“LSV”)

•	Josef Lakonishok, Founding Partner, Chief Executive Officer, Chief Investment Officer and Portfolio Manager of LSV since 1994. Dr. J. Lakonishok began managing LSV’s allocated portion of the Fund’s portfolio in July 2015.

•	Menno Vermeulen, CFA, Partner and Portfolio Manager, joined LSV in 1995. Mr. Vermeulen began managing LSV’s allocated portion of the Fund’s portfolio in July 2015.

•	Puneet Mansharamani, CFA, Partner and Portfolio Manager, joined LSV in 2000. Mr. Mansharamani began managing LSV’s allocated portion of the Fund’s portfolio in July 2015.

•	Greg Sleight, Partner and Portfolio Manager, joined LSV in 2006. Mr. Sleight began managing LSV’s allocated portion of the Fund’s portfolio in July 2015.

•	Guy Lakonishok, CFA, Partner and Portfolio Manager, joined LSV in 2009. Mr. G. Lakonishok began managing LSV’s allocated portion of the Fund’s portfolio in July 2015.

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3.      The following information relating to the Mercer Non-U.S. Core Equity Fund is added to the section titled “Details about the Funds - The Subadvisors” beginning on page 72 of the Class S Shares Prospectus and page 74 of the Class Y Shares Prospectus:

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Chicago, IL 60606, serves as a subadviser to the Fund. LSV is a partnership between LSV’s current and former employees and management team and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company. LSV is registered as an investment advisor with the SEC.

The portfolio managers who are primarily responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, Greg Sleight and Guy Lakonishok. Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok joined LSV in 1994, 1995, 2000, 2006 and 2009, respectively. Each began managing LSV’s allocated portion of the Fund’s portfolio in July 2015.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). A stock is typically sold if the model indicates a decline in its ranking or if a stock’s relative portfolio weight has appreciated significantly (relative to the benchmark).

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MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014, DECEMBER 18, 2014, FEBRUARY 23, 2015, FEBRUARY 25, 2015, MARCH 19, 2015 AND MAY 22, 2015

The date of this Supplement is July 2, 2015.

The following changes are made in the Statement of Additional Information of Mercer Funds:

1.      Mercer Investment Management, Inc. has terminated Lingohr & Partners North America, Inc. (“Linghor”) as subadviser to the Mercer Non-U.S. Core Equity Fund, effective immediately. All information relating to Lingohr is deleted from the Statement of Additional Information.

2.      In the section titled “Subadvisors and Portfolio Managers,” the following information relating to LSV Asset Management is added to page 46:

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Chicago, IL 60606, serves as a subadvisor to the Fund. LSV is a partnership between LSV’s current and former employees and management team and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company . LSV is registered as an investment adviser under the Advisers Act.

3.      In Appendix B, entitled “Proxy Voting Policies,” the following information is added:

LSV Asset Management

Proxy Voting Policy

LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

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LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:

1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
6.	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

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4.      In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added under the heading, Mercer Non-US Core Equity Fund, beginning on page C-29:

LSV Asset Management (“LSV”)

The portfolio managers who are primarily responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, Greg Sleight and Guy Lakonishok.

Compensation

The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Compensation is not tied to performance or investment return.

Ownership of Fund Shares

As of May 31, 2015, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok manage:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	31	$14,244	0	0
Other Pooled Investment Vehicles	51	$16,372	6	$512
Other Accounts	418	$63,354	43	$11,046

 *   As of May 31, 2015.

Potential Conflicts of Interest

The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. In some cases, LSV has entered into individualized performance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor

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those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures, including quarterly reviews of allocation of investment opportunities among clients and allocation of partially-filled block trades to monitor for these potential conflicts and to ensure that investment opportunities are fairly allocated to all clients. Conflicts are monitored by LSV’s Compliance Department and senior management.

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